EXHIBIT 99


--------------------------------------------------------------------------------------------------------------
                                            WFMBS MORTGAGE LOAN POOL
                                              15 -YEAR FIXED RATE
                                            NON-RELOCATION MORTGAGES
                                              WFMBS SERIES 2005-13
                                           POOL PROFILE (10/04/2005)

--------------------------------------------------------------------------------------------------------------

                                                           ----------------------       ----------------------
                                                                30 YR POOL                    Tolerance
                                                           ----------------------       ----------------------
     AGGREGATE PRINCIPAL BALANCE                                    $400,000,000                   (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                          1-Oct-05                          N/A
     INTEREST RATE RANGE                                            4.500-6.500%                          N/A
     GROSS WAC                                                            5.345%                 (+ / - 5 bps)
     WEIGHTED AVERAGE SERVICE FEE                                         0.250%
     MASTER SERVICING FEE                                                1.0 bps on Securitization only
     WAM (in months)                                                         178                (+/- 2 months)

     WALTV                                                                   61%                 (maximum +2%)

     CALIFORNIA PERCENT                                                      31%                 (maximum 40%)
     SINGLE LARGEST ZIP CODE PERCENT                                          1%                (maximum  +2%)

     AVERAGE LOAN BALANCE                                               $601,468            (maximum $605,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                  $2,585,493          (maximum $3,000,000)

     CASH OUT REFINANCE PERCENT                                              36%                (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                               89%                 (minimum -5%)

     INTEREST ONLY                                                            0%                 (maximum 10%)

     Pledged Asset %                                                       0.17%                  (maximum 1%)

     SINGLE FAMILY DETACHED PERCENT                                          94%                 (minimum -3%)

     FULL DOCUMENTATION PERCENT                                              59%                 (minimum -2%)

     Co-Op %                                                                  0%                  (maximum 1%)

     WA FICO                                                                 750                  (minimum -5)

     UNINSURED > 80% LTV PERCENT                                           0.36%                 (maximum +1%)

              FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL,
        INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
          IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

----------------------------------------------------------------------------------------------------------------
      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

----------------------------------------------------------------------------------------------------------------


Estimated Dispersion:
           4.500%             $527
           4.625%             $613
           4.750%           $3,766
           4.875%           $4,707
           5.000%          $12,270
           5.125%          $42,004
           5.250%         $126,296
           5.375%          $92,180
           5.500%          $64,650
           5.625%          $34,571
           5.750%          $12,789
           5.875%           $4,929
           6.000%             $621

           5.345%         $399,923

---------------------------------------------------------------------------------------------------------
                                         WFMBS MORTGAGE LOAN POOL
                                            15 -YEAR FIXED RATE
                                         NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2005-13
                                            PRICING INFORMATION
                                         POOL PROFILE (10/04/2005)
---------------------------------------------------------------------------------------------------------

     RATING AGENCIES                                                         TBD by Wells Fargo

     PASS THRU RATE                                                                       5.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                 0.73%

     AAA STRUCTURE DUE DATE                                                           10-Oct-05
     Structure received or changes to structures past the due date will incur a $10,000 fee.
     Structure delivered to WF by October 14- Delivery of prospectus day before settlement
     Structure delivered to WF by October 19 -Delivery of prospectus day of settlement
     Structure delivered to WF October 20 or later- Possible change of settlement date

     SETTLEMENT DATE                                                                  27-Oct-05

     ASSUMED SUB LEVELS                                                    AGG Assumed Level
     Levels and Rating Agencies for                                 AAA          1.70%
     2005-02 to be determined by                                     AA           TBD
     Wells Fargo.                                                     A           TBD
                                                                    BBB           TBD
                                                                     BB           TBD
                                                                      B           TBD





     WFASC Securitization Program as follows:
          1)  All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
          2)  Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
          3)  Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
          4)  Wells Fargo Bank, N.A. will act as custodian.
          5)  No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
     * This Security may contain Pledged Asset Loans.
     ------------------------------------------------

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-11.  The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


     WFMBS CONTACTS                                                     Brad Davis (301) 846-8009
                                                                        Gretchen Leff (301) 846-8356
                                                                        Mike Miller (301) 815-6397










---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  WFASC Denomination Policy
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                    Minimum        Physical      Book Entry
Type and Description of Certificates                                             Denomination    Certificates   Certificates
                                                                                    (1)(4)
----------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                   $25,000     Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                     $100,000     Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that             $100,000     Allowed        Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                             (2)       Allowed        Allowed

Residual Certificates                                                                    (3)       Required     Not Allowed

All other types of Class A Certificates                                                  (5)         (5)            (5)

Class B (Investment Grade)                                                            $100,000     Allowed        Allowed

Class B (Non-Investment Grade)                                                        $250,000     Required     Not Allowed
----------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.